UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2020

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 13, 2020, Ellington Residential Mortgage REIT (the “Company”) held its annual meeting of shareholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The final voting results for each of the matters submitted to a vote of the shareholders at the annual meeting are set forth below.
Proposal 1: Election of Trustees
Votes regarding the election of seven trustees, each of whom was elected for a term expiring at the 2021 annual meeting or until such time as his successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Thomas F. Robards	6,673,411	1,375,383	3,168,310
Michael W. Vranos	7,990,739	58,055	3,168,310
Laurence Penn	7,396,464	652,330	3,168,310
Ronald I. Simon, Ph.D.	6,563,244	1,485,550	3,168,310
Robert B. Allardice, III	6,670,493	1,378,301	3,168,310
David J. Miller	6,612,250	1,436,544	3,168,310
Menes O. Chee	7,416,364	632,430	3,168,310
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
7,749,682	238,425	60,687	3,168,310
Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
11,163,842	38,742	14,250	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	May 13, 2020	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer